                        ANNUAL REPORT OCTOBER 31, 1998


                                  OPPENHEIMER


                                 QUEST SMALL CAP
                                   VALUE FUND


                                    [PHOTO]


                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 An Interview
   with Your Fund's
   Managers

 8 Fund Performance

13 Financial
   Statements

29 Report of
   Independent
   Accountants

30 Federal
   Income Tax
   Information

31 Officers and
   Trustees

32 Information and
   Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- THE FUND WAS ADVERSELY IMPACTED by a slowing U.S. economy and investor aversion to risk in the wake of the Asian economic turmoil.

- THE PORTFOLIO INCLUDES many companies that are less sensitive to a slowing economy.

AVG ANNUAL TOTAL RETURNS
For the 1-Year Period
Ended 10/31/98

CLASS A
Without               With
Sales Chg.(1)         Sales Chg.(2)
-----------------------------------
-15.05%               -19.93%
-----------------------------------

CLASS B
Without               With
Sales Chg.(1)         Sales Chg.(2)
-----------------------------------
-15.47%               -19.32%
-----------------------------------

CLASS C
Without               With
Sales Chg.(1)         Sales Chg.(2)
-----------------------------------
-15.45%               -16.22%
-----------------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                    2 Oppenheimer Quest Small Cap Value Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer Quest
Small Cap Value Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

       Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed-income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

       As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

       Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 20, 1998


                    3 Oppenheimer Quest Small Cap Value Fund

"WE ARE BEGINNING TO SEE SOME TREMENDOUS VALUE IN THE SMALL CAP AREA."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE FISCAL YEAR THAT ENDED OCTOBER 31, 1998?

The past 12 months have been a very difficult period for small cap stocks and for Oppenheimer Quest Small Cap Value Fund. As the U.S. economy slowed during mid-1998, small company stocks were generally hurt more than large companies. The reason: investors generally believe that small companies don't have as much of a financial cushion to weather a downturn. In addition, Asia's troubles, Russia's collapsing economy and other trouble spots around the world have made investors more risk averse. As a result, larger U.S. companies have been perceived to be a safer place to invest in turbulent times.

       During this uncertain period, we continued to invest conservatively by focusing on a company's fundamental value rather than next quarter's projected earnings. This strategy has served us well in a very difficult environment.

LET'S DISCUSS ONE OF THE FUND'S BIGGEST HOLDINGS.

The Fund's largest position, Annuity & Life RE Holdings Ltd. did reasonably well during the year. The company is a start-up, Bermuda-based insurer that is run by an experienced management team with an excellent track record in the reinsurance industry. In addition to successful management, the company has benefited from the downturn in the stock market and the reduction in available capital. Over the past few years, there has been excess capacity in the insurance industry because of the availability of capital through initial public offerings, as well as the appreciation of stock values in many insurance company portfolios. When insurance companies have too much


                    4 Oppenheimer Quest Small Cap Value Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Gavin Albert
Timothy McCormack

capital, they tend to offer policies at steep discounts in order to increase their business volume. On the other hand, when their capital base is shrinking, companies tend to be less aggressive in pricing their policies. The impact of the stock market correction is that capital has been less prevalent for this industry, which will help well-managed companies such as Annuity & Life Reinsurance Holdings Ltd. be more profitable.

WHAT'S ANOTHER EXAMPLE OF A STOCK THAT HAS HELD UP FAIRLY WELL DURING THE
PERIOD?

The Fund also invested in a company specializing in handling workers' compensation claims. If a worker gets hurt on the job, this firm may be hired by that company to handle the claim from the point of injury to the point of getting the employee back to work. Since workers' compensation is a state-mandated benefit, there are 50 sets of rules, regulations and fee schedules. Workers' compensation is an expensive employee benefit because the employer has to pay the employee during the disability. That's one of the reasons why it's important to get the employee back to work quickly. This company tries to lower the cost to the employer by rehabilitating the employee to get him or her back to work as soon as possible. The company has been consistently profitable since it went public in 1991.



                    5 Oppenheimer Quest Small Cap Value Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/98(1)

CLASS A
                          Since
1 year        5 year      Inception
-----------------------------------
-25.21%       5.63%       10.38%
-----------------------------------

CLASS B
                          Since
1 year        5 year      Inception
-----------------------------------
-24.68%       6.03%       6.48%
-----------------------------------

CLASS C
                          Since
1 year        5 year      Inception
-----------------------------------
-21.78%       6.34%       6.63%
-----------------------------------


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

LET'S TALK ABOUT A STOCK THAT HAS BEEN SOMEWHAT OF A DISAPPOINTMENT.

Paxar Corp., based in White Plains, N.Y., makes labels such as price tags and bar code tags for the apparel industry. Recently, the company made two large acquisitions that it had some difficulty assimilating, but we believe Paxar's problems are behind it. During the past few months, apparel stocks have weakened, and the company has been aggressively buying back its stock. We like companies such as Paxar that generate a lot of cash flow and make decisions to repurchase stock, which is advantageous to shareholders. In fact, we have recently added to the position.

WHAT IS YOUR OUTLOOK FOR SMALL CAP STOCKS?

This past year has been a difficult period for small cap stocks in general. However, we are beginning to see some tremendous value in this area. Overall, small cap stocks have better earnings growth potential than large companies, while selling at more attractive relative price levels.

       Certainly, a re-acceleration of the U.S. economy and an improved global picture would be helpful to the Fund. In the meantime, we remain more focused on the fundamentals of the companies that we own, rather than trying to predict shifts in the economy.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/3/89. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. An explanation of the different performance calculations is in the fund's prospectus.


                    6 Oppenheimer Quest Small Cap Value Fund

ASSET ALLOCATION(2)

[PIE CHART]

- Equities               88.7%
- Cash Equivalents       11.3

We remain disciplined about investing in reasonably valued businesses that we believe are well managed, generate strong cash flow and have active share repurchase programs, which is an effective way to create long-term value when share prices decline. This active management style is what makes Oppenheimer Quest Small Cap Value Fund part of The Right Way to Invest.


 TOP 10 STOCK HOLDINGS(2)
---------------------------------------------------------------------------------------------
 Annuity & Life RE Holdings Ltd.                                                         3.9%
---------------------------------------------------------------------------------------------
 Wang Laboratories, Inc.                                                                 3.6
---------------------------------------------------------------------------------------------
 RenaissanceRe Holdings Ltd.                                                             3.0
---------------------------------------------------------------------------------------------
 Paxar Corp.                                                                             3.0
---------------------------------------------------------------------------------------------
 Schulman (A.), Inc.                                                                     2.7
---------------------------------------------------------------------------------------------
 Triarc Cos.                                                                             2.7
---------------------------------------------------------------------------------------------
 Volt Information Sciences, Inc.                                                         2.4
---------------------------------------------------------------------------------------------
 Enhance Financial Services Group, Inc.                                                  2.4
---------------------------------------------------------------------------------------------
 Terra Nova (Bermuda) Holdings Ltd., Cl. A                                               2.3
---------------------------------------------------------------------------------------------
 Delphi Financial Group, Inc., Cl. A                                                     2.3
---------------------------------------------------------------------------------------------


 TOP 5 INDUSTRIES(2)
---------------------------------------------------------------------------------------------
 Insurance                                                                              21.1%
---------------------------------------------------------------------------------------------
 Chemicals                                                                               6.1
---------------------------------------------------------------------------------------------
 Electronics                                                                             5.9
---------------------------------------------------------------------------------------------
 Telecommunications/Technology                                                           5.8
---------------------------------------------------------------------------------------------
 Computer Hardware                                                                       5.7
---------------------------------------------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of October 31, 1998, and are based on total market value of investments.



                    7 Oppenheimer Quest Small Cap Value Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended October 31, 1998, investors generally shunned small company stocks. After a strong first quarter of 1998, the U.S. economy began to slow in the second and third quarters, and investors began to expect a possible recession in 1999. That, combined with the continuing turmoil in Asian and Russian economies, has created a preference for large blue chip companies that investors perceive can withstand slower economic growth. As a result, the Fund's performance suffered. The Fund's portfolio holdings, allocations and management strategies are subject to change.

       - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1998. In the case of Class A shares, performance is measured from the inception of the class on January 3, 1989; in the case of Class B and Class C, performance is measured from inception of those classes on September 1, 1993. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.


                    8 Oppenheimer Quest Small Cap Value Fund

       The Fund's performance is compared to that of the Russell 2000 Index. The Russell 2000 is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and NASDAQ, and is widely recognized as a measure of the performance of "mid-capitalization" stocks. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                    9 Oppenheimer Quest Small Cap Value Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Small Cap Value Fund (Class A) and Russell 2000 Index

[The following table was originally a line graph in the printed materials.]

                  Oppenheimer Quest
                   Small Cap Value                    Russell 2000
     Date           Fund Class A                         Index
1/3/89               $  9,425                           $ 10,000
10/31/89               10,283                             11,505
10/31/90                8,398                              8,367
10/31/91               13,018                             13,273
10/31/92               14,528                             14,532
10/31/93               18,917                             19,243
10/31/94               18,925                             19,175
10/31/95               20,593                             22,693
10/31/96               24,128                             26,462
10/31/97               32,022                             34,223
10/31/98               27,203                             30,171

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/98(1)

1 YEAR -19.93%      5 YEAR 6.27%        LIFE 10.72%


CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Small Cap Value Fund (Class B) and Russell 2000 Index

[The following table was originally a line graph in the printed materials.]

               Oppenheimer Quest
                Small Cap Value                    Russell 2000
  Date           Fund Class B                         Index
09/01/93          $ 10,000                          $ 10,000
10/31/93            10,273                            10,547
10/31/94            10,233                            10,510
10/31/95            11,069                            12,438
10/31/96            12,904                            14,503
10/31/97            17,040                            18,757
10/31/98            14,306                            16,536

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/98(2)

1 YEAR -19.32%      5 YEAR 6.70%        LIFE  7.18%


                   10 Oppenheimer Quest Small Cap Value Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Small Cap Value Fund (Class C) and Russell 2000 Index

[The following table was originally a line graph in the printed materials.]

               Oppenheimer Quest
                Small Cap Value                    Russell 2000
  Date           Fund Class C                         Index
09/01/93          $ 10,000                          $ 10,000
10/31/93            10,279                            10,547
10/31/94            10,227                            10,510
10/31/95            11,069                            12,438
10/31/96            12,901                            14,503
10/31/97            17,037                            18,757
10/31/98            14,404                            16,536

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/98(3)

1 YEAR -16.22%      5 YEAR 6.98%        LIFE  7.32%


The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Russell 2000 Index in the graphs begins on 12/31/88 for Class A and 8/31/93 for both Class B and Class C.

1. The inception date of the Fund (Class A Shares) was 1/3/89. The average annual total returns are shown net of the applicable 5.75% Maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 5% and 1% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                   11 Oppenheimer Quest Small Cap Value Fund

FINANCIALS
--------------------------------------------------------------------------------





                   12 Oppenheimer Quest Small Cap Value Fund

STATEMENT OF INVESTMENTS  October 31, 1998
                                                             MARKET VALUE
                                              SHARES         SEE NOTE 1
=========================================================================
COMMON STOCKS--88.6%
-------------------------------------------------------------------------
BASIC MATERIALS--6.0%
-------------------------------------------------------------------------
CHEMICALS--6.0%
M. A. Hanna Co.                              290,000         $ 4,259,375
-------------------------------------------------------------------------
McWhorter Technologies, Inc.(1)              114,100           2,324,787
-------------------------------------------------------------------------
Schulman (A.), Inc.                          420,100           8,349,487
-------------------------------------------------------------------------
Tetra Technologies, Inc.(1)                  306,500           3,697,156
                                                             -----------
                                                              18,630,805

-------------------------------------------------------------------------
CONSUMER CYCLICALS--13.0%
-------------------------------------------------------------------------
AUTOS & HOUSING--2.8%
Borg-Warner Automotive, Inc.                 147,400           6,909,375
-------------------------------------------------------------------------
Security Capital Group, Inc., Cl. B(1)       103,451           1,648,750
                                                             -----------
                                                               8,558,125

-------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--2.3%
Air Express International Corp.              331,400           6,959,400
-------------------------------------------------------------------------
MEDIA--2.0%
Hollinger International, Inc.                483,700           6,288,100
-------------------------------------------------------------------------
RETAIL: GENERAL--2.9%
Guilford Mills, Inc.                         409,700           5,121,250
-------------------------------------------------------------------------
WestPoint Stevens, Inc.(1)                   134,200           3,816,312
                                                             -----------
                                                               8,937,562

-------------------------------------------------------------------------
TEXTILES/APPAREL--3.0%
Paxar Corp.(1)                             1,010,200           9,154,937



                     13  Oppenheimer Quest Small Cap Value Fund

                                                             MARKET VALUE
                                              SHARES         SEE NOTE 1
-------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--10.6%
-------------------------------------------------------------------------
FOOD--3.5%
Agribrands International, Inc.(1)             85,000         $ 2,491,563
-------------------------------------------------------------------------
Triarc Cos.(1)                               534,300           8,348,438
                                                             ------------
                                                              10,840,001

-------------------------------------------------------------------------
HEALTHCARE/DRUGS--1.8%
Dentsply International, Inc.                  65,800           1,694,350
-------------------------------------------------------------------------
Trigon Healthcare, Inc.(1)                   105,100           3,941,250
                                                             ------------
                                                               5,635,600

-------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--5.3%

CorVel Corp.(1)                              136,800           5,010,300
-------------------------------------------------------------------------
Magellan Health Services, Inc.(1)            553,700           5,017,906
-------------------------------------------------------------------------
United Wisconsin Services, Inc.(1)           480,100           4,080,850
Vital Signs, Inc.                            141,800           2,268,800
                                                             ------------
                                                              16,377,856

-------------------------------------------------------------------------
ENERGY--5.5%
-------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--3.2%
Basin Exploration, Inc.(1)                   242,700           3,883,200
-------------------------------------------------------------------------
St. Mary Land & Exploration Co.              291,500           6,121,500
                                                             ------------
                                                              10,004,700

-------------------------------------------------------------------------
OIL-INTEGRATED--2.3%
KCS Energy, Inc.                             675,400           3,419,213
-------------------------------------------------------------------------
Nuevo Energy Co.(1)                          177,600           3,762,900
                                                             ------------
                                                               7,182,113



                     14  Oppenheimer Quest Small Cap Value Fund

                                                            MARKET VALUE
                                              SHARES        SEE NOTE 1
------------------------------------------------------------------------
FINANCIAL--21.1%
------------------------------------------------------------------------
INSURANCE--21.1%
American Medical Security Group, Inc.         527,800       $ 4,618,250
------------------------------------------------------------------------
Annuity & Life RE Holdings Ltd.(1)            510,800        11,939,950
------------------------------------------------------------------------
Chartwell Re Corp.                            203,300         5,057,088
------------------------------------------------------------------------
CNA Surety Corp.(1)                           375,300         5,277,656
------------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A           149,450         6,968,106
------------------------------------------------------------------------
E.W. Blanch Holdings, Inc.                    152,500         5,937,969
------------------------------------------------------------------------
Enhance Financial Services Group, Inc.        295,300         7,253,306
------------------------------------------------------------------------
Horace Mann Educators Corp.                    49,100         1,405,488
------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                   246,100         9,290,275
------------------------------------------------------------------------
Terra Nova (Bermuda) Holdings Ltd., Cl. A     258,000         7,159,500
                                                            ------------
                                                             64,907,588

------------------------------------------------------------------------
INDUSTRIAL--11.7%
------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.1%
Technitrol, Inc.                              123,900         3,376,275
------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.5%
AEP Industries, Inc.(1)                        47,300         1,016,950
------------------------------------------------------------------------
Interpool, Inc.                               262,000         3,700,750
                                                            ------------
                                                              4,717,700

------------------------------------------------------------------------
INDUSTRIAL SERVICES--5.4%
Albany International Corp., Cl. A             173,420         3,164,924
------------------------------------------------------------------------
GP Strategies Corp.(1)                        349,300         4,038,781
------------------------------------------------------------------------
Lydall, Inc.(1)                               393,100         3,980,138
------------------------------------------------------------------------
Wallace Computer Services, Inc.               252,200         5,516,875
                                                            ------------
                                                             16,700,718


                     15  Oppenheimer Quest Small Cap Value Fund

                                                            MARKET VALUE
                                                 SHARES     SEE NOTE 1
------------------------------------------------------------------------
MANUFACTURING--3.7%
Baldwin Technology Co., Inc., Cl. A(1)          587,000     $ 3,301,875
------------------------------------------------------------------------
EASCO, Inc.                                      15,200         134,900
------------------------------------------------------------------------
Flowserve Corp.                                 379,400       6,829,200
------------------------------------------------------------------------
U.S. Industries, Inc.                            63,900       1,042,369
                                                             -----------
                                                             11,308,344

------------------------------------------------------------------------
TECHNOLOGY--19.0%
------------------------------------------------------------------------
COMPUTER HARDWARE--5.7%
Adaptec, Inc.(1)                                126,500       2,047,719
------------------------------------------------------------------------
Artesyn Technologies, Inc.(1)                   299,600       4,325,475
------------------------------------------------------------------------
Wang Laboratories, Inc.(1)                      521,300      11,142,788
                                                             -----------
                                                             17,515,982

------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--1.6%
BancTec, Inc.(1)                                395,800       4,898,025
------------------------------------------------------------------------
ELECTRONICS--5.9%
CTS Corp.                                       178,400       5,285,100
------------------------------------------------------------------------
Exar Corp.(1)                                   357,400       6,165,150
------------------------------------------------------------------------
Unitrode Corp.(1)                               528,700       6,641,794
                                                             -----------
                                                             18,092,044

------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY--5.8%
General Semiconductor, Inc.(1)                  414,900       3,293,269
------------------------------------------------------------------------
Harman International Industries, Inc.           171,900       6,951,206
------------------------------------------------------------------------
Volt Information Sciences, Inc.(1)              313,500       7,504,406
                                                             -----------
                                                             17,748,881

------------------------------------------------------------------------
UTILITIES--1.7%
------------------------------------------------------------------------
GAS UTILITIES--1.7%
Cabot Oil & Gas Corp., Cl. A                    310,600       5,280,200
                                                           -------------
Total Common Stocks (Cost $298,434,701)                     273,114,956



                     16  Oppenheimer Quest Small Cap Value Fund

                                                   FACE            MARKET VALUE
                                                   AMOUNT          SEE NOTE 1
===============================================================================
SHORT-TERM NOTES--11.3%(2)
-------------------------------------------------------------------------------
American Express Credit Corp., 5.28%, 11/3/98      $11,589,000     $ 11,585,749
-------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.06%, 11/16/98             4,626,000        4,616,247
-------------------------------------------------------------------------------
General Electric Capital Services, 5.49%, 12/14/98   1,268,000        1,260,291
-------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.09%, 12/2/98        501,000          498,804
-------------------------------------------------------------------------------
Household Finance Corp., 5.25%, 11/12/98             2,952,000        2,947,264
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.09%, 12/7/98            5,674,000        5,645,119
-------------------------------------------------------------------------------
Norwest Financial, Inc., 5.11%, 12/1/98              8,117,000        8,082,435
-------------------------------------------------------------------------------
UBS Finance, Inc., 5.65%, 11/2/98                      130,000          129,980
                                                                   ------------
Total Short-Term Notes (Cost $34,765,889)                            34,765,889
-------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $333,200,590)           99.9%     307,880,845
-------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            0.1          434,258
                                                       -------     ------------
NET ASSETS                                               100.0%    $308,315,103
                                                       =======     ============

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.



                     17  Oppenheimer Quest Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES  October 31, 1998


========================================================================================
ASSETS
Investments, at value (cost $333,200,590)--see accompanying statement       $307,880,845
----------------------------------------------------------------------------------------
Cash                                                                              16,522
----------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                             1,713,714
Interest and dividends                                                            94,244
Investments sold                                                                  46,930
Other                                                                             34,360
                                                                            ------------
Total assets                                                                 309,786,615

========================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                            893,001
Shares of beneficial interest redeemed                                           357,758
Distribution and service plan fees                                                60,191
Shareholder reports                                                               58,490
Transfer and shareholder servicing agent fees                                     43,421
Trustees' fees                                                                     8,314
Other                                                                             50,337
                                                                             -----------
Total liabilities                                                              1,471,512

========================================================================================
NET ASSETS                                                                  $308,315,103
                                                                            ============

========================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                  $    180,246
----------------------------------------------------------------------------------------
Additional paid-in capital                                                   323,683,887
----------------------------------------------------------------------------------------
Accumulated net investment loss                                                   (8,314)
----------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                       9,779,029
----------------------------------------------------------------------------------------
Net unrealized depreciation on investments--Note 3                           (25,319,745)
                                                                            ------------
Net assets                                                                  $308,315,103
                                                                            ============

                     18  Oppenheimer Quest Small Cap Value Fund

=========================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$183,566,647 and 10,613,924 shares of beneficial interest outstanding)            $17.29
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                       $18.34
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,041,456 and
5,822,034 shares of beneficial interest outstanding)                              $16.84
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,707,000 and
1,588,622 shares of beneficial interest outstanding)                              $16.81

See accompanying Notes to Financial Statements.

                     19  Oppenheimer Quest Small Cap Value Fund


STATEMENT OF OPERATIONS   For the Year Ended October 31, 1998


========================================================================================
INVESTMENT INCOME
Interest                                                                    $  2,431,612
----------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,544)                         2,123,922
                                                                            ------------
Total income                                                                   4,555,534

========================================================================================
EXPENSES
Management fees--Note 4                                                        3,283,570
----------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                        1,009,736
Class B                                                                          977,677
Class C                                                                          286,409
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                            616,141
----------------------------------------------------------------------------------------
Shareholder reports                                                              117,609
----------------------------------------------------------------------------------------
Registration and filing fees                                                      93,722
----------------------------------------------------------------------------------------
Accounting service fees--Note 4                                                   55,000
----------------------------------------------------------------------------------------
Trustees' fees and expenses                                                       32,989
----------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                       26,838
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       26,231
----------------------------------------------------------------------------------------
Other                                                                             34,351
                                                                            ------------
Total expenses                                                                 6,560,273

========================================================================================
NET INVESTMENT LOSS                                                           (2,004,739)

========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments                                               9,954,218
----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments         (64,930,588)
                                                                            ------------
Net realized and unrealized loss                                             (54,976,370)

========================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $(56,981,109)
                                                                            ============

See accompanying Notes to Financial Statements.

                     20  Oppenheimer Quest Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS



                                                                  YEAR ENDED OCTOBER 31,
                                                                  1998               1997
===============================================================================================
OPERATIONS
Net investment loss                                               $ (2,004,739)    $   (949,721)
-----------------------------------------------------------------------------------------------
Net realized gain                                                    9,954,218       26,283,370
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation              (64,930,588)      26,186,257
                                                                   -----------     ------------
Net increase (decrease) in net assets resulting from operations    (56,981,109)      51,519,906

===============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS Distributions from net realized gain:

Class A                                                            (15,926,177)     (12,867,588)
Class B                                                             (7,220,162)      (4,078,752)
Class C                                                             (2,252,552)      (1,743,582)

===============================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                             51,212,817       56,911,663
Class B                                                             43,679,239       41,289,209
Class C                                                              9,563,688        8,515,292

===============================================================================================
NET ASSETS
Total increase                                                      22,075,744      139,546,148
-----------------------------------------------------------------------------------------------
Beginning of period                                                286,239,359      146,693,211
                                                                  ------------     ------------
End of period (including accumulated net investment loss
of $8,314 for the year ended October 31, 1998)                    $308,315,103     $286,239,359
                                                                  ============     ============

See accompanying Notes to Financial Statements.



                     21  Oppenheimer Quest Small Cap Value Fund


FINANCIAL HIGHLIGHTS

                                                    CLASS A
                                                    -------------------------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,
                                                    1998           1997           1996(1)        1995           1994
=======================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                $22.26         $19.03        $17.31          $16.33          $17.68
-----------------------------------------------------------------------------------------------------------------------
Income(loss) from investment operations:
Net investment income(loss)                           (.09)          (.07)          .03             .11(2)         (.03)(2)
Net realized and
unrealized gain(loss)                                (3.02)          5.66          2.79            1.29             .01
                                                    ------        -------       -------         -------         -------
Total income(loss) from
investment operations                                (3.11)          5.59          2.82            1.40            (.02)
-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 --             --             (.11)          --              --
Distributions from net realized gain                 (1.86)         (2.36)         (.99)           (.42)          (1.33)
Total dividends and distributions                   ------         ------        ------          -------         ------
to shareholders                                      (1.86)         (2.36)        (1.10)           (.42)          (1.33)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.29         $22.26        $19.03          $17.31          $16.33
                                                    ======         ======        ======          ======          ======

=======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 (15.05)%        32.72%        17.17%           8.82%           0.04%

=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                    $183,567       $181,973      $102,746        $116,307        $120,102
-----------------------------------------------------------------------------------------------------------------------
Average net assets(in thousands)                  $201,952       $131,503      $117,765        $119,440        $115,276
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income(loss)                          (0.42)%        (0.32)%        0.11%           0.67%          (0.14)%
Expenses                                              1.80%          1.78%         1.90%           1.80%           1.88%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                            65.0%          82.1%         70.4%           76.0%           67.0%


                     22  Oppenheimer Quest Small Cap Value Fund

                                                  CLASS B
                                                  --------------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,
                                                  1998         1997              1996(1)     1995        1994
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period              $21.83        $18.79           $17.11      $16.24       $17.66
----------------------------------------------------------------------------------------------------------------
Income(loss) from investment operations:
Net investment income(loss)                         (.12)         (.05)            (.06)        .02(2)      (.11)(2)
Net realized and
unrealized gain(loss)                              (3.01)         5.45             2.76        1.27          .02
                                                   ------       ------            -----       -----       ------
Total income(loss) from
investment operations                              (3.13)         5.40             2.70        1.29         (.09)

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  --            --             (.03)         --           --
Distributions from net realized gain               (1.86)        (2.36)            (.99)       (.42)       (1.33)
                                                   ------       ------            -----       -----       ------
Total dividends and distributions
to shareholders                                    (1.86)        (2.36)           (1.02)       (.42)       (1.33)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $16.84        $21.83           $18.79      $17.11       $16.24
                                                  ======        ======           ======      ======       ======

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)               (15.47)%       32.05%           16.57%       8.17%       (0.39)%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                   $98,041       $79,754          $30,766     $23,440      $16,144
----------------------------------------------------------------------------------------------------------------
Average net assets(in thousands)                 $97,818       $47,462          $26,478     $20,105       $9,401
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income(loss)                        (0.92)%       (0.80)%         (0.37)%       0.09%       (0.70)%
Expenses                                            2.31%         2.27%           2.38%        2.37%        2.48%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                          65.0%         82.1%           70.4%         76.0%       67.0%

                                                  CLASS C
                                                  ----------------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,
                                                  1998         1997          1996(1)           1995          1994
==================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period              $21.79       $18.76        $17.11            $16.23       $17.67
------------------------------------------------------------------------------------------------------------------
Income(loss) from investment operations:
Net investment income(loss)                         (.13)        (.08)         (.05)              .01(2)      (.13)(2)
Net realized and
unrealized gain(loss)                              (2.99)        5.47          2.75              1.29          .02
                                                  ------        -----         -----             -----        -----
Total income(loss) from
investment operations                              (3.12)        5.39          2.70              1.30         (.11)

------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 --           --           (.06)              --           --
Distributions from net realized gain               (1.86)       (2.36)         (.99)             (.42)       (1.33)
                                                  ------        -----         -----             -----        -----
Total dividends and distributions
to shareholders                                    (1.86)       (2.36)        (1.05)             (.42)       (1.33)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $16.81       $21.79        $18.76            $17.11       $16.23
                                                 =======      =======       =======           =======      =======

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)               (15.45)%      32.05%        16.55%             8.24%       (0.51)%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                   $26,707      $24,512       $13,181            $9,068       $3,344
------------------------------------------------------------------------------------------------------------------
Average net assets(in thousands)                 $28,647      $17,401       $11,501            $6,114       $1,381
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income(loss)                        (0.92)%      (0.81)%       (0.40)%            0.08%       (0.81)%
Expenses                                            2.31%        2.28%         2.40%             2.38%        2.59%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                          65.0%        82.1%         70.4%             76.0%        67.0%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $265,305,166 and $184,939,375, respectively.

See accompanying Notes to Financial Statements.


                   23  Oppenheimer Quest Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Small Cap Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund seeks its investment objective through investments in a diversified portfolio which under normal conditions will have at least 65% of its total assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                    24 Oppenheimer Quest Small Cap Value Fund

================================================================================
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1998, a provision of $8,314 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $8,314 as of October 31, 1998.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in additional paid-in capital of $2,000,652, a decrease in accumulated net investment loss of $1,996,425, and an increase in accumulated net realized gain on investments of $4,227.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    25 Oppenheimer Quest Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                 YEAR ENDED OCTOBER 31, 1998                    YEAR ENDED OCTOBER 31, 1997
                                                 ---------------------------                    -----------------------------
                                                 SHARES          AMOUNT                         SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                              5,051,210     $102,403,615                     4,335,222       $ 89,701,871
Distributions reinvested                            768,695       15,266,280                       702,966         12,330,011
Redeemed                                         (3,380,773)     (66,457,078)                   (2,262,183)       (45,120,219)
                                                 ----------     ------------                    ----------       ------------
Net increase                                      2,439,132     $ 51,212,817                     2,776,005       $ 56,911,663
                                                 ==========     ============                    ==========       ============

-----------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                              3,034,078     $ 60,041,228                     2,332,167       $ 48,062,468
Distributions reinvested                            356,031        6,914,130                       224,295          3,875,823
Redeemed                                         (1,222,121)     (23,276,119)                     (539,908)       (10,649,082)
                                                 ----------     ------------                    ----------       ------------
Net increase                                      2,167,988     $ 43,679,239                     2,016,554       $ 41,289,209
                                                 ==========     ============                    ==========       ============

-----------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                941,618     $ 18,583,330                       824,415       $ 16,750,151
Distributions reinvested                            109,265        2,118,649                        98,870          1,705,500
Redeemed                                           (587,036)     (11,138,291)                     (501,181)        (9,940,359)
                                                 ----------     ------------                    ----------       ------------
Net increase                                        463,847     $  9,563,688                       422,104       $  8,515,292
                                                 ==========     ============                    ==========       ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of October 31, 1998, net unrealized depreciation on investments of $25,319,745 was composed of gross appreciation of $19,588,855, and gross depreciation of $44,908,600.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million and 0.85% of average annual net assets over $800 million. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred. The Fund's management fee for the year ended October 31, 1998, was 1.00% of the average annual net assets for Class A, Class B and Class C shares.


                    26 Oppenheimer Quest Small Cap Value Fund

================================================================================
The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1998, the Manager paid $1,135,595 to the Sub-Advisor.

            For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,143,435, of which $295,105 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $123,967, $1,799,099 and $133,944, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $138,436 and $3,206, respectively. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $212,431 and $16,482, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1998, the Fund paid OFS $573,830. Effective May 1, 1998, the Board of Trustees approved an increase in the annual maintenance fee from $14.85 to $18.00 for each shareholder account.

            The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1998, OFDI paid $24,233 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $362,025 as compensation for Class A sales commissions and service fee advances, as well as financing costs.



                    27 Oppenheimer Quest Small Cap Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI paid $2,551 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $849,276 and $175,804, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $2,391,281 for Class B and $257,631 for Class C.

================================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
6. OTHER MATTERS

Effective September 24, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.

================================================================================
7. SUBSEQUENT EVENT

Effective November 1, 1998, the Manager discontinued the accounting services fee charged to the Fund. The Manager will continue to act as accounting agent for the Fund.


                    28 Oppenheimer Quest Small Cap Value Fund

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Small Cap Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
November 20, 1998


                    29 Oppenheimer Quest Small Cap Value Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $1.8608 per share were paid to Class A, Class B and Class C shareholders on December 16, 1997, of which, for each class of shares, $0.9407 was designated as a capital gain distribution in the "28% Rate Group" and $0.0798 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

            None of the dividends paid by the Fund during the fiscal year ended October 31, 1998, are eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    30 Oppenheimer Quest Small Cap Value Fund

OPPENHEIMER QUEST SMALL CAP VALUE FUND

A Series of Oppenheimer Quest for Value Funds

================================================================================
OFFICERS AND TRUSTEES                    Bridget A. Macaskill, Chairman of the
                                            Board of Trustees and President
                                         Paul Y. Clinton, Trustee
                                         Thomas W. Courtney, Trustee
                                         Robert G. Galli, Trustee
                                         Lacy B. Herrmann, Trustee
                                         George Loft, Trustee
                                         Gavin Albert, Vice President
                                         Robert C. Doll, Jr., Vice President
                                         Timothy McCormack, Vice President
                                         George C. Bowen, Treasurer
                                         Robert J. Bishop, Assistant Treasurer
                                         Scott T. Farrar, Assistant Treasurer
                                         Andrew J. Donohue, Secretary
                                         Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR                       OppenheimerFunds, Inc.

================================================================================
SUB-ADVISOR                              OpCap Advisors

================================================================================
DISTRIBUTOR                              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER                 OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                             Citibank, N.A.
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT ACCOUNTANTS                  PricewaterhouseCoopers LLP

================================================================================
LEGAL COUNSEL                            Gordon Altman Butowsky Weitzen Shalov &
                                            Wein

                                         This is a copy of a report to
                                         shareholders of Oppenheimer Quest
                                         Small Cap Value Fund. This report must
                                         be preceded or accompanied by a
                                         Prospectus of Oppenheimer Quest Small
                                         Cap Value Fund. For material
                                         information concerning the Fund, see
                                         the Prospectus.

                                         Shares of Oppenheimer funds are not
                                         deposits or obligations of any bank,
                                         are not guaranteed by any bank, are
                                         not insured by the FDIC or any other
                                         agency, and involve investment risks,
                                         including the possible loss of the
                                         principal amount invested.

                    31 Oppenheimer Quest Small Cap Value Fund

INTERNET
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INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready
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       And when you need help, our Customer Service Representatives are only a
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       When you want to make a transaction, you can do it easily by calling our
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enrolling in AccountLink, a convenient service that "links" your Oppenheimer
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       For added convenience, you can get automated information with
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PhoneLink gives you access to a variety of fund, account, and market
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       You can count on us whenever you need assistance. That's why the
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       So call us today, or visit us at our website at
www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]


RA0251.001.1098 December 30, 1998